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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)          DECEMBER 21, 2001


                      WASHINGTON GROUP INTERNATIONAL, INC.
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               (Exact Name of Registrant as Specified in Charter)

                                    DELAWARE
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                 (State or other jurisdiction of incorporation)

         1-12054                                           35-0565601
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(Commission File Number)                       (IRS Employer Identification No.)


  720 PARK BOULEVARD, BOISE, IDAHO                           83729
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(Address of Principal Executive Offices)                  (Zip Code)


Registrant's telephone number, including area code          208-386-5000


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          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 3. BANKRUPTCY AND RECEIVERSHIP.

     On December 21, 2001, the United States Bankruptcy Court for the District of Nevada (the "Bankruptcy Court") entered an order confirming Washington
Group International, Inc.'s (the "Company") Second Amended Plan of Reorganization, as modified (the "Plan"). The following summary of the material features of the Plan is qualified in its entirety by reference to the full text of the Plan, a copy of which is filed with this Current Report on Form 8-K and incorporated by reference.

SUMMARY

     UNCLASSIFIED AND UNIMPAIRED CLAIMS

     Various unclassified claims and unimpaired claims and interests will be treated as described in the Plan.

     DISTRIBUTIONS WITH RESPECT TO SECURED LENDER CLAIMS

     Each holder of an allowed Secured Lender Claim on the effective date of the Plan, in full satisfaction, settlement, release, and discharge of and in exchange for its claim, will receive on or as soon as practicable after the Distribution Date, (i) a pro rata share of eighty percent of the shares of common stock of the reorganized Company issued and outstanding as of the effective date of the Plan, or 20,000,000 shares, and (ii) a pro rata share of $20,000,000 in cash.

     DISTRIBUTIONS WITH RESPECT TO GENERAL UNSECURED CLAIMS

     Each holder of an allowed General Unsecured Claim on the effective date of the Plan (subject to the provisions of Section 5.17 of the Plan), in full satisfaction, settlement, release and discharge of and in exchange for its claim, will receive on or as soon as practicable after the Distribution Date,
(i) a pro rata share of twenty percent of the shares of common stock of the reorganized Company issued and outstanding as of the effective date of the Plan, or 5,000,000 shares, (ii) a pro rata share of the class 7 stock warrants and
(iii) proceeds, if any, of various avoidance actions.

     The class 7 stock warrants will be three tranches of warrants to purchase a total of 8,520,424 shares of common stock of the reorganized Company. The Tranche A warrants will consist of warrants to purchase 3,086,420 shares with a strike price based on an assumed equity value for the Company on a going concern basis of $725 million. The Tranche B warrants will consist of warrants to purchase 3,527,337 shares with a strike price based on an assumed equity value for the Company on a going concern basis of $825 million. The Tranche C warrants will consist of warrants to purchase 1,906,667 shares with a strike price based on an assumed equity value for the Company on a going concern basis of $887.5 million. The class 7 stock warrants shall fully vest on the effective date of the Plan and will expire on the fourth anniversary of the effective date of the Plan.

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     WGI INTERESTS AND SUBORDINATED CLAIMS

     The holders of WGI Interests (including, without limitation, the currently outstanding shares of common stock of the Company) and Subordinated Claims will not receive or retain any property under the Plan on account of those interests or claims. On the effective date of the Plan, all of the WGI Interests will be deemed cancelled and extinguished.

     PLAN COMMITTEE

     After the effective date of the Plan, the Creditors' Committee will continue to exist as the Plan Committee. The Plan Committee will, among other things, have standing (a) to enforce and recover various actions and assets that have been transferred to it under the Plan, including various avoidance actions,
(b) to manage the General Unsecured Claims resolution process and (c) to take other actions as are set forth in the Plan or the document establishing the Plan Committee filed with the Bankruptcy Court.

     RAYTHEON SETTLEMENT

     As a condition to the occurrence of the effective date of the Plan, the Company and Raytheon have agreed to execute various agreements (in form and substance reasonably satisfactory to the Company, Raytheon, counsel for the Steering Committee and counsel for the Creditors' Committee). The principal provisions of the Raytheon Settlement are summarized below:

          WITHDRAWAL OF CLAIMS AND LITIGATION

     The Raytheon Asserted Claims will be allowed (without prejudice to claims against the Debtors filed by other creditors) and discharged in full. Raytheon will, however, subject to various rights described in Schedule 5.19 to the Plan, waive and release any distribution under the Plan on account of the Raytheon Asserted Claims. The Debtors will dismiss with prejudice the fraudulent conveyance adversary proceeding No. 01-3084 filed with the Bankruptcy Court by the Debtors and the pending state court litigation against Raytheon related to the acquisition of former Raytheon businesses by the Company, including a purchase price adjustment process and a pending arbitration.

          MUTUAL RELEASES

     The Company and each of its wholly-owned or controlled subsidiaries and affiliates, will release all claims and causes of action, including, but not limited to the Raytheon Claims, based upon any act occurring prior to the effective date of the Plan against (a) Raytheon and each of its subsidiaries and affiliates and (b) Raytheon and its subsidiaries and affiliates' current and former directors, officers, employees, agents and professionals.

     Raytheon and each of its wholly-owned or controlled subsidiaries and affiliates, will release all claims and causes of actions, including but not limited to the Raytheon Asserted Claims, based upon any act occurring prior to the effective date of the Plan (including any claims against the Debtors related to or arising from any projects or agreements other than those

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assumed by the Debtors during the Chapter 11 cases of the Debtors) against (a)
the Company and each of its subsidiaries and affiliates and (b) each of the Company's and its subsidiaries and affiliates' current and former directors, officers, employees, agents and professionals.

          SERVICES AGREEMENT

     The Company and Raytheon will enter into a services agreement pursuant to which Raytheon will direct the process for the resolution of prepetition claims asserted against the Debtors in the Chapter 11 cases of the Debtors relating to or arising out of any contract or project that has been rejected pursuant to section 365 of the Bankruptcy Code during the Chapter 11 cases of the Debtors and that involves some form of support arrangement from Raytheon (the "Rejected Projects").

     Pursuant to the services agreement, the reorganized Debtors will reasonably and in good faith assist Raytheon in settling or litigating certain pending, disputed claims and various other claims related to the Rejected Projects, and will complete work as requested by Raytheon on those projects. Raytheon will reimburse the reorganized Debtors for time and expenses incurred by the reorganized Debtors on a cost-plus basis to be paid weekly in advance on terms and conditions mutually acceptable.

     The services agreement will also provide Raytheon with the right to pursue or settle the claims (if any) of the Debtors against project owners, contractors or other third-parties with respect to the Rejected Projects. Raytheon will be entitled to retain any proceeds resulting from those claims, except that for some projects, recoveries in amounts in excess of amounts paid by Raytheon will be returned to the Company.

          FUTURE RAYTHEON CLAIMS

     Raytheon also has rights of reimbursement and subrogation against the reorganized Company and its subsidiaries in respect of outstanding support agreements between Raytheon and third parties relating to projects or contracts of any of the Debtors that have been assumed or that are to be assumed pursuant to section 6.1 of the Plan. These rights are not discharged by the Plan or order of the Bankruptcy Court confirming the Plan and will be explicitly recognized. Further, these rights will be supported by a $10 million letter of credit issued by the reorganized Company, which is drawable if the reorganized Debtors default on an assumed contract resulting in payments to third parties by Raytheon.

     WASHINGTON CONSIDERATION

     Under the Plan, the Steering Committee and the Creditors' Committee agreed that Mr. Dennis Washington will be provided options in consideration for his future services. Mr. Washington will receive three tranches of options to purchase a total of 3,224,057 shares of common stock of the reorganized Company. The exercise price for the Tranche A options, which will represent 1,388,889 shares, will be based on a total equity value for the Company of $600 million. The exercise price for the Tranche B options, which will represent 881,834 shares, will be based on a total equity value for the Company of $825 million. The exercise price for the

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Tranche C options, which will represent 953,334 shares, will be based on a total equity value for the Company of $887.5 million.

     The Tranche A options to be provided to Mr. Washington will have a term expiring on the fifth anniversary of the effective date of the Plan, and the Tranche B and C options will have a term expiring on the fourth anniversary of the effective date of the Plan. One-third of each of the Tranche A, B and C options will vest on the effective date of the Plan, one-third of each of the Tranche A, B and C options will vest on the first anniversary of the effective date of the Plan and the final one-third of each of the Tranche A, B and C options will vest on the second anniversary of the effective date of the Plan. All the options will vest immediately upon a change in control of the Company or upon Mr. Washington's removal as chairman of the board of directors of the reorganized Company other than for cause, death or disability, including through the failure to be renominated to the board of directors. If Mr. Washington is removed for cause, death or disability or if he voluntarily resigns, however, previously unvested options will terminate.

     MANAGEMENT OPTION PLAN

     The Plan contemplates the issuance of options to management and designated employees under a management option plan. Options to purchase 1,388,889 shares of common stock of the reorganized Company will be granted on the effective date of the Plan. The exercise price for those options will be set based on a total equity value of $600 million, and the term of those options will be ten years. In addition, the management option plan will reserve options to purchase up to an additional 2,000,000 shares to be granted at the discretion of the board of directors of the reorganized Company, representing 5% of the then outstanding shares of common stock of the reorganized Company.

     DEFINED TERMS

     In addition to the following defined terms, definitions of other relevant terms may be found in the Plan and in the Disclosure Statement. The following definitions are qualified in their entirety by reference to the full text of the definitions contained in the Plan and the Disclosure Statement.

     "Creditors' Committee" means the Official Committee of Unsecured Creditors.

     "Debtor(s)" means, individually, the Company and each of the direct and indirect subsidiaries of the Company listed on Schedule 1.106 to the Plan, and collectively, the Company and those subsidiaries.

     "Distribution Date" means the date, occurring as soon as practicable after the effective date of the Plan, upon which distributions are made by the reorganized Debtors to holders of unclassified claims and allowed Secured Lender Claims and allowed General Unsecured Claims.

     "Raytheon" means, collectively, Raytheon Company and any and all of its subsidiaries, affiliates, agents and/or representatives.

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     "Raytheon Actions" means case no. CV OC 0101422D brought in the District
Court of the Fourth Judicial District of the State of Idaho, in and for the County of ADA, captioned Washington Group International, Inc. v. Raytheon Company and Raytheon Engineers & Constructors International, Inc., and any related actions, suits, countersuits or otherwise.

     "Raytheon Asserted Claims" means any claims against the Debtors arising out of the Raytheon Actions, or otherwise, asserted by Raytheon against any of the Debtors including, but not limited to, claims for contribution, indemnification or subrogation.

     "Raytheon Claims" means all claims or causes of action of the Debtors or non-debtor subsidiaries against Raytheon, whether arising out of the Raytheon Actions or otherwise, including any claims and causes of action arising under sections 542, 544, 547, 548, 550 or any other section of the Bankruptcy Code, except for any claims against the Debtors relating to asbestos liabilities.

     "Subordinated Claims" means any claim against the Debtors subordinated pursuant to sections 510(b) or (c) of the Bankruptcy Code.

     "WGI Interests" means, collectively, the 52,349,872 shares of common stock of the Company issued and outstanding as of May 14, 2001 and the options to purchase shares of common stock of the Company outstanding as of May 14, 2001, together with any other options, warrants, conversion rights, rights of first refusal or other rights, contractual or otherwise, to acquire or receive any shares of common stock or other ownership interests in the Company, and any contracts subscriptions, commitments or agreements pursuant to which the non-debtor party was or could have been entitled to receive shares, securities or other ownership interests in the Company.

CAPITALIZATION

     As of December 21, 2001, 52,349,872 shares of common stock of the Company were issued and outstanding. On the effective date of the Plan, the number of shares of common stock of the reorganized Company that will be issued and outstanding is 25,000,000. In addition, the number of shares of common stock of the reorganized Company that will be represented by common stock equivalents outstanding on the effective date is 13,133,370, consisting of (1) class 7 warrants representing 8,520,424 shares, (2) options granted to Mr. Washington on the effective date representing 3,224,057 shares, and (3) options granted under the management option plan on the effective date representing 1,388,889 shares. An additional 2,000,000 shares will be reserved for issuance under the management option plan. No other shares will be reserved for future issuance in respect of claims and interests filed and allowed under the Plan.

ASSETS AND LIABILITIES

     As of November 2, 2001, the total consolidated assets and liabilities of the Company, including the Company's non-debtor subsidiaries, on a historical cost basis were approximately $3,186,794,000 and $2,849,541,000, respectively, and the total assets and liabilities of the Debtors on a historical cost basis were approximately $2,651,231,000 and $2,445,391,000, respectively. On or about the

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effective date of the Plan, the Company will adopt the provisions of "fresh start accounting," which require the Company to restate all assets and liabilities to their fair value. The Company has not yet completed fresh start accounting on its historical consolidated financial statements.

     The disclosure statement relating to the Plan, as supplemented (the "Disclosure Statement"), and the press release issued by the Company announcing the confirmation of the Plan are also filed with this Current Report on Form 8-K and incorporated by reference.

     The Disclosure Statement contains, among other things, projections (the "Projections") of operating profit, free cash flow and specified other items for the Company and its subsidiaries (collectively, "Washington Group"), on a consolidated basis, by year for the period from November 30, 2001 through November 30, 2004. Washington Group does not, as a matter of course, publish the business plans, budgets or strategies of Washington Group or make external projections or forecasts of Washington Group's anticipated financial position or results of operations. Washington Group refers you to the limitations and qualifications of the Projections included in the Disclosure Statement, including, without limitation, those set forth under the captions "Chapter 11 Cases - Development and Summary of the Business Plan - Financial Highlights," "Chapter 11 Cases - Development and Summary of the Business Plan - Principal Assumptions Underlying the Business Plan," "Appendix D - Pro Forma Financial Projections," "Projections and Valuation of the Company and the New Securities" and "Valuation of the Company and the New Securities."

     This current report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, which are identified by the use of forward-looking terminology such as may, will, could, should, expect, anticipate, intend, plan, estimate or continue or the negative thereof or other variations thereof. These forward-looking statements are based primarily on the current expectations of Washington Group and projections about future events and financial trends affecting the financial condition of Washington Group's businesses and include, among others, statements regarding Washington Group's business plan, the terms of the Plan and the structure of the reorganized company. Forward-looking statements are necessarily based on various assumptions and estimates and are inherently subject to various risks and uncertainties, including those described in the Disclosure Statement under the captions "Chapter 11 Cases - Development and Summary of the Business Plan - Financial Highlights," "Chapter 11 Cases - Development and Summary of the Business Plan - Principal Assumptions Underlying the Business Plan," "Appendix D
- Pro Forma Financial Projections," "Projections and Valuation of the Company and the New Securities" and "Valuation of the Company and the New Securities," and risks and uncertainties relating to the possible invalidity of the underlying assumptions and estimates, the involvement of Washington Group's creditors and equity holders in the chapter 11 proceeding, bankruptcy court approvals incident to Washington Group's emergence from bankruptcy, the timing of the anticipated emergence of Washington Group from bankruptcy, and the ultimate reorganization of the Debtors and possible changes or developments in social, economic, business industry, market, legal and regulatory circumstances and conditions and other actions taken or omitted to be taken by third parties, including Washington Group's customers, suppliers, business partners and competitors and legislative, regulatory, judicial and other governmental authorities and officials.

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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  Exhibits.

EXHIBIT
NUMBER    EXHIBIT
-------   -------
  2.1     Second Amended Joint Plan of Reorganization of Washington Group
          International, Inc., et al. (filed as Exhibit 99.1 to the Company's
          Current Report on Form 8-K dated July 24, 2001 and incorporated herein by reference).

  2.2     Modification to Second Amended Joint Plan of Reorganization of
          Washington Group International, Inc., et al. (filed as Exhibit 99.1 to the Company's Current Report on Form 8-K dated August 23, 2001 and incorporated herein by reference).

  2.3     Second Modification to Second Amended Joint Plan of Reorganization of
          Washington Group International, Inc., et al.

  2.4     Third Modification to Second Amended Joint Plan of Reorganization of
          Washington Group International, Inc., et al.

 99.1     Disclosure Statement with respect to Second Amended Joint Plan of
          Reorganization of Washington Group International, Inc., et al. (filed as Exhibit 99.2 to the Company's Current Report on Form 8-K dated July
          24, 2001 and incorporated herein by reference).

 99.2     Supplement to Disclosure Statement with respect to Second Amended
          Joint Plan of Reorganization of Washington Group International, Inc., et al., Regarding Modification (filed as Exhibit 99.2 to the Company's
          Current Report on Form 8-K dated August 23, 2001 and incorporated herein by reference).

 99.3     Second Supplement to Disclosure Statement with respect to Second
          Amended Joint Plan of Reorganization of Washington Group
          International, Inc., et al., Regarding Third Modification.

 99.4     Press Release, dated November 20, 2001.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        WASHINGTON GROUP INTERNATIONAL, INC.



January 4, 2002                         By /s/ Craig G. Taylor
                                           ----------------------------
                                           Craig G. Taylor
                                           Secretary